Interest Income and Interest Expense	12 Months Ended
Dec. 31, 2025
Interest Income and Interest Expense

7. Interest Income and Interest Expense

As of December 31, 2025 and 2024, the trade facilities offered by the commercial banks and a financial institution (“trade facilities providers”) were $74.5 million and $22 million respectively. Under the terms of these facilities amounting to $70.5 million and $22 million respectively for financial year 2025 and 2024, the Company may factor those pre-approved accounts receivable selected by these factoring financing facilities providers on a non-recourse basis. Under the arrangement, those invoices were not recorded as accounts receivable in the Company’s consolidated financial statements. The Company may elect, before the invoice due dates, payment from the bank certain portion of the invoices so factored. Interest expenses will be charged by the bank on the portion in this respect.

As of December 31, 2025, the advances drawn under this arrangement were $1,893,094 compared to $1,360,643 in the preceding financial year.

The interest rates under the factoring agreement range from 5.0% to 7.4% (2024: 5.6% to 6.8%) per annum. The following table provides additional information about the Company’s interest income, interest expense and other financing costs, net:

	For the year ended December 31.
	2025	2024	2023
Interest income	$42,941	$21,167	$70,853
Interest expense on lease liabilities	(5,630)	(11,719)	(12,379)
Interest expense on factoring arrangement	(781,747)	(580,139)	(290,107)
Total:	$(744,436)	$(570,691)	$(231,633)